UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ATLANTIC INTERNATIONAL CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identity the filing for which the offsetting fee was paid previously. Identity the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Explanatory Note

This Amendment No. 1 to Schedule 14A of Atlantic International Corp. is being filed to comply with the Securities and Exchange Commission’s “Unbundling Rules”, Rules 14a-4(a)(3) and 14a-4(b)(1) of the Securities and Exchange Act of 1934, as amended.
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Atlantic International Corp.
270 Sylvan Avenue, Suite 2230
Englewood Cliffs, New Jersey 07632
June 4, 2025
Dear Atlantic International Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Atlantic International Corp. (the “Company”) which will be held on July 15, 2025 at 10:00 A.M. (Eastern Time). You will be able to attend the Annual Meeting, vote your shares of common stock and submit your questions at such meeting via a live webcast available at: https://meeting.vstocktransfer.com/ATLANTICJULY25. The Annual Meeting will be a completely virtual meeting of stockholders which will be conducted exclusively by webcast on the internet. No physical meeting will be held.
Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2025 Annual Meeting of Stockholders and Proxy Statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the internet, or you also may vote by mailing a proxy card. Please review the instructions on the proxy card regarding your voting options.
YOUR VOTE IS IMPORTANT
In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible over the internet by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the Annual Meeting and save the Company the extra expense associated with additional solicitation. If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee is not permitted to vote on your behalf in the election of directors (Proposal 1); to cast a non-binding advisory vote to approve the compensation of our named executive officers (“Say on Pay Vote”)( Proposal 2); to cast a non-binding advisory vote to approve the frequency of holding future votes regarding named executive officer compensation (“Frequency on Say on Pay Vote”) (Proposal 3); to ratify the appointment of the Company’s independent registered public accounting firm (Proposal 4); to approve the Company’s 2025 equity incentive plan (Proposal 5); to increase the total number of authorized shares of common stock and change in par value in the Amended and Restated Certificate of Incorporation (the “COI”) (Proposal 6); to provide for a majority vote for the removal of a director under the COI (Proposal 7); to authorize shareholder actions to be taken by written consent under the COI (Proposal 8); to reclassify the Board of Directors from a classified board to an unclassified board in the COI (Proposal 9); unless you provide specific instructions to your broker, bank or other nominee by completing and returning any voting instruction form that your broker, bank or other nominee provides or following instructions that allow you to vote your broker-held shares via the internet. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your shares during the Annual Meeting.

Atlantic International Corp.
270 Sylvan Avenue, Suite 2230
Englewood Cliffs, New Jersey 07632
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 15, 2025
To the Stockholders of Atlantic International Corp.:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Atlantic International Corp. (the “Company”) will be held on July 15, 2025, at 10:00 A.M. (Eastern Time). You will be able to attend the Annual Meeting, vote your shares of common stock, and submit your questions at such meeting via a live webcast available at: https://meeting.vstocktransfer.com/ATLANTICJULY25. The Annual Meeting will be a completely virtual meeting of stockholders which will be conducted exclusively by webcast on the internet. No physical meeting will be held.
1.To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (Proposal 1);
2.To cast a non-binding advisory vote to approve the compensation of our named executive officers (“Say on Pay Vote”) (Proposal 2);
3.To cast a non-binding advisory vote to approve the frequency of holding future votes regarding named executive officer compensation (“Frequency on Say on Pay Vote”) (Proposal 3);
4.To ratify the appointment of the Company’s independent registered public accounting firm (Proposal 4);
5.To approve the Company’s 2025 equity incentive plan (Proposal 5);
6.To increase the total number of authorized shares of Common Stock and change in par value in the Amended and Restated Certificate of Incorporation (Proposal 6);
7.To provide for a majority vote for the removal of a director under the Amended and Restated Certificate of Incorporation (Proposal 7);
8.To authorize stockholder actions to be taken by written consent in lieu of a meeting under the Amended and Restated Certificate of Incorporation (Proposal 8);
9.To reclassifying the Board of Directors from a classified board to an unclassified board in the Amended and Restated Certificate of Incorporation (Proposal 9);
10.To transact such other business as may properly come before the Annual Meeting (including any adjournments or postponements thereof).
Only stockholders of record at the close of business on May 19, 2025 are entitled to receive the notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.
If you wish to attend the virtual meeting, please register in advance at: https://meeting.vstocktransfer.com/ATLANTICJULY25.
Your Board of Directors believes that the election of the nominees specified in the accompanying Proxy Statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and accordingly, unanimously recommends a vote “FOR” such nominees. The Board of Directors also recommends that you vote “FOR” the Say on Pay Vote, “FOR” every “three year” on the Frequency on Say on Pay Vote, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” the approval of the Company’s 2025 equity incentive plan , “FOR” an increase in the total number of authorized Shares of Common Stock and change in par value in the COI, “FOR” a majority vote for removal of a director under the COI, “FOR” stockholder action to be taken by written consent under the COI, and “FOR” reclassification of the Board of Directors from a classified board to an unclassified board under the COI.

By Order of the Board of Directors,

June 4, 2025	/s/Jeffrey Jagid
Jeffrey Jagid
Chief Executive Officer

PROPOSAL 9 - RECLASSIFICATION OF THE BOARD TO AN UNCLASSIFIED BOARD	30
OTHER INFORMATION	31
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ATLANTIC INTERNATIONAL CORP.
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 15, 2025
GENERAL INFORMATION
Our Board of Directors (the “Board”) solicits your proxy on our behalf for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Atlantic International Corp. and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of 2025 Annual Meeting of Stockholders (the “Notice”). The Annual Meeting will be held at 10:00 A.M. (Eastern Time) on July 15, 2025. You will be able to attend the Annual Meeting, vote your shares of common stock and submit your questions during the Annual Meeting in a live webcast available at https://meeting.vstocktransfer.com/ATLANTICJULY25. The Annual Meeting will be a completely virtual meeting of stockholders which will be conducted exclusively by webcast on the internet. No physical meeting will be held.
In this Proxy Statement the terms “Atlantic International”, the “Company”, “we”, “us”, and “our” refer to Atlantic International Corp. The address and telephone number of our principal executive offices is Atlantic International Corp., 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632, telephone: (201) 899-4470. This Proxy Statement, the accompanying proxy card and our 2024 Annual Report and the Notice of Internet Availability will be first sent on or about June 4, 2025, to all stockholders of record as of May 19, 2025 and will be available online at www.atlantic-international.com.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 15, 2025:
This Proxy Statement and the Company’s 2024 Annual Report on Form 10-K are being mailed electronically to stockholders of record as of the close of business on May 19, 2025, and will also be available for review on the internet at https://ts.vstocktransfer.com/irlogin/ATLANTICINTERNATIONAL.

Record Date	Only stockholders of record of the Company’s common stock at the close of business on May 19, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting.

Quorum
A majority in interest of the shares of Common Stock issued and outstanding entitled to vote on the Record Date must be present in person at the Annual Meeting or represented by proxy to constitute a quorum.
Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum.

Shares Outstanding	As of the Record Date there were 58,375,488 shares of Atlantic International’s common stock issued and outstanding.

Shareholders of Record/ Beneficial Owners
If your shares are registered directly in your name with VStock Transfer, LLC, the Company’s transfer agent, you are a shareholder of record with respect to those shares. If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name”. As a beneficial owner, you have the right to instruct your brokerage firm, bank or other nominee how to vote your shares. Most individual shareholders are beneficial owners of shares held in “street name”.

Voting
Each share of Atlantic International common stock has one vote on each matter. Only shareholders of record as of the close of business on the Record Date (May 19, 2025) are entitled to vote at the Annual Meeting.
There are two ways a stockholder of record can vote:

(1) By Internet: you may vote over the internet by following the instructions provided on the proxy card;

(2) By Mail: you may complete, sign and return the accompanying proxy card, in the postage-paid envelope provided; and

If your shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the shares. Beneficial owners of shares who wish to attend the Annual Meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your shares and then register in advance to attend the Annual Meeting. After obtaining a valid legal proxy from your broker, bank or other nominee, you must submit a copy of your legal proxy reflecting the number of your shares along with your name and e-mail address, as well as a voting document indicating how to vote your shares to; vote@vstocktransfer.com. Legal proxies should be received no later than two (2) business days prior to the meeting date.
Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Revoking Your Proxy	Stockholders of record may revoke their proxies at any time before the voting is closed at the Annual Meeting. You may revoke your proxy by attending the Annual Meeting and voting, by filing an instrument in writing revoking your proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is closed at the Annual Meeting, or by voting again using the internet before the cutoff time (your latest Internet proxy is the one that will be counted). If you hold shares through a bank, broker or other nominee, you may revoke any prior instructions by contacting that organization.

Votes Required to Adopt Proposals and Abstentions and Broker Non-Votes
The table below summarizes the votes required for approval of each matter to be brought before the Annual Meeting, as well as the treatment of abstentions and broker non-votes. If you sign and return a proxy but do not specify how you want your shares voted, your shares will be voted FOR the director nominees and FOR the other proposal listed below:

Proposal	Vote Required for Approval of Each Item	Abstentions	Broker Non-Votes
(1) Election of Directors	Each director shall be elected by a plurality of the votes (greatest number of votes FOR) of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.	No effect on this proposal	No effect on this proposal

(2) The Advisory Vote on Say on Pay	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal

(3) The Advisory Vote on Frequency of Say on Pay	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal

(4) The ratification of the appointment of the Company’s independent registered public accounting firm	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	Not applicable since brokerage firms or banks have discretionary authority to vote on this proposal

(5) The approval of the Company’s 2025 equity incentive plan	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal

(6) The increase in authorized shares and change in par vale	The affirmative vote of a majority of shares entitled to vote.	Counted as “against”	Counted as “against”

(7) The approval of a majority vote for removal of a director	The affirmative vote of a majority of shares entitled to vote	Counted as “against”	Counted as “against”

(8) The approval of stockholder action by written consent	The affirmative vote of a majority of shares entitled to vote	Counted as “against”	Counted as “against”

(9) The reclassification of the Board to an unclassified Board	The affirmative vote of a majority of shares entitled to vote	Counted as “against”	Counted as “against”

Effect of Not Casting Your Vote
If you are a beneficial owner and hold your shares in street name and want your shares to count in the election of directors (Proposal 1), the Say on Pay vote (Proposal 2), the Frequency on Say on Pay vote (Proposal 3), the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4), the approval of the Company’s 2025 equity incentive plan (Proposal 5), the increase in authorized shares and changes in par value (Proposal 6), the approval of a majority vote for removal of a director (Proposal 7), the approval of stockholders action by written consent (Proposal 8), or the reclassification of the Board to an unclassified Board (Proposal 9), you will need to instruct your broker, bank or other nominee how you want your shares voted. If you hold your shares in street name and you do not instruct your brokerage firm, bank or other nominee how to vote in the election of directors (Proposal 1), the Say on Pay vote (Proposal 2), the Frequency on Say on Pay vote (Proposal 3), the approval of the Company’s 2025 equity incentive plan (Proposal 5), the increase in authorized shares and changes in par value (Proposal 6), the approval of a majority vote for removal of a director (Proposal 7), the approval of stockholders action by written consent (Proposal 8), or the reclassification of the Board to an unclassified Board, no vote will be cast on your behalf on any of these proposals for which you did not provide voting instructions. Your brokerage firm, bank or other nominee will only have the discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4).
If you are a shareholder of record and do not return your proxy or attend the Annual Meeting, your shares will not be considered present at the Annual Meeting for voting purposes or determining whether we have a quorum and no vote will be cast for your shares at the Annual Meeting.

Effect of Abstentions and Broker Non-Votes
Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Only Proposal 4, the ratification of the appointment of the Company’s independent registered public accounting firm, is considered a routine matter where brokers are permitted to vote shares held by them without instruction.  If your shares are held through a broker, those shares will not be voted on the election of directors (Proposal 1), the Say on Pay vote (Proposal 2), the Frequency on Say on Pay Vote (Proposal 3), the approval of the Company’s 2025 equity incentive plan (Proposal 5), the approval of an increase in authorized shares and change in par value (Proposal 6), the approval of majority vote for removal of a director (Proposal 7), the approval of stockholder action by written consent (Proposal 8), or the reclassification of the Board to an unclassified Board (Proposal 9), unless you affirmatively provide the broker with instructions on how to vote.

Voting Instructions
If you complete and submit your proxy voting instructions, the persons appointed by the Board as proxies (the persons named in the proxy card) will vote your shares as instructed. If you submit your proxy card but do not direct how your shares should be voted on each item, the persons named as proxies by the Board will vote FOR the election of the nominees for directors named in this proxy statement,  FOR the Say on Pay vote, FOR every “three years” on the Frequency on Say on Pay vote, FOR the ratification of the appointment of the Company’s independent registered public accounting firm, FOR the approval of the Company’s 2025 equity incentive plan, and FOR the approval of an increase in authorized shares and change in par value, FOR the approval of majority vote for removal of a director, FOR the approval of stockholder action by written consent, and FOR the reclassification of the Board to an unclassified Board. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting, or any postponement or adjournment thereof, in accordance with their best judgment, although the Board is not aware of any other matters other than those set forth in the Proxy Statement that will be presented for voting at the Annual Meeting.

Tabulating the Vote	Votes will be counted and certified by one or more Inspectors of Election who are expected to be an employee of VStock Transfer LLC, the transfer agent for the Company’s common stock.

Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Solicitation/Costs	We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

PROPOSAL 1
ELECTION OF DIRECTORS
The Company’s Bylaws provide that at each annual meeting of stockholders, directors shall be elected to hold office until the expiration of the term for which they are elected, and until their respective successors are duly elected and qualified or until the director’s earlier resignation or removal. The Company’s Board of Directors has fixed the number of members of the Board of Directors at five members.
At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the five persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve (or for whatever reason declines to serve) at the time of the Annual Meeting, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. All of the persons named below are presently members of the Company’s Board of Directors and have indicated to the Board of Directors of the Company that they will be available to serve.
All nominees have been recommended by the Company’s Nominating and Corporate Governance Committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.
The following table sets forth the name and age of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company. Also included below the table is information each director has given us about all positions he or she holds, the director’s principal occupation and business experience for at least the past five years, and the names of other publicly held companies of which he or she currently serves as a director or has served as a director during at least the past five years. In addition to the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Atlantic International and our Board.

NAME	AGE	POSITION	DIRECTOR SINCE
Jeffrey Jagid	56	Chief Executive Officer and Interim Chairman of the Board	June 18, 2024
Robert B. Machinist	72	Director	June 18, 2024
Jeff Kurtz	56	Director	June 25, 2024
David Solimine	45	Director	June 25, 2024
David Pfeffer	64	Director	June 25, 2024
Jeffrey Jagid was elected to serve as our Chief Executive Officer and a Director upon completion of the Lyneer Merger on June 18, 2024. Prior thereto, he served as CEO of Atlantic Acquisition Corp since February 1, 2023. He was elected Interim Chairman of the Board on March 30, 2025. He is a results-producing business executive with a strong track record of optimizing revenue and profitability within a global organization. He has demonstrated success building and leading businesses at all stages of growth.
Prior to joining Atlantic, Mr. Jagid was a director of ThinkEco Inc. since 2014 and became that company’s Chairman and Chief Executive Officer in 2017. Prior to joining ThinkEco, Mr. Jagid held various management positions at I.D. Systems, Inc. (Nasdaq: IDSY), including Chief Executive Officer and Chairman of the Board of Directors. Under Mr. Jagid’s leadership, I.D. Systems was named by Deloitte as one of North America’s fastest growing technology companies in 2005, 2006 and 2012. During his tenure at I.D. Systems, Mr. Jagid was named as a finalist for the Deloitte Entrepreneur of the Year award. Under Mr. Jagid’s leadership, I.D. Systems became a leading global provider of wireless IoT based technology solutions for securing, managing, and tracking high-value enterprise assets. He has been awarded 14 patents in wireless communications, mobile data, asset tracking, and connected car technology. Among his other achievements, he led that company’s initial public offering, as well as several other capital raises totaling nearly $100,000,000.
From 2001 to June 2014, Mr. Jagid also served on the board of directors of Coining Technologies, Inc., a privately-held company in the coining, forming, drawing, and piercing of specialty metals, mass-producing close-tolerance complex parts quickly and cost-effectively.

Mr. Jagid received a Bachelor of Business Administration from Emory University in 1991 and a Juris Doctor degree from the Benjamin N. Cardozo School of Law in 1994. He is member of the Bar of the States of New York and New Jersey.
Robert B. Machinist was elected to our Board of Directors upon the completion of the Lyneer Merger on June 18, 2024. He had served as Chairman of the Board of Atlantic Acquisition Corp. since its formation in October 2022. He previously served as Chief Executive Officer and Chairman of the Board of Troika Media Group (Nasdaq: TRKA) from March 2018 until May 2022. On December 7, 2023, Troika and certain of its subsidiaries filed voluntary petitions under Chapter 11 of the United States Code in the U.S. Bankruptcy Court for the Southern District of New York. Mr. Machinist has extensive experience both as a principal investor/operator in a broad range of businesses as well as an owner-operator of diversified investment banking operations. He has been the Vice Chairman of Pyrolyx A.G. (S26.DU), the first environmentally-friendly and sustainable method of recovering high-grade carbon black from end-of-life-tires. Most recently, he has been Chairman and an original founding Board member of CIFC Corp. (Nasdaq: CIFC), a publicly-listed credit manager with over $14.0 billion of assets under management, which was sold in December 2016. In addition, he has been Chairman, Board of Advisors of MESA, a merchant bank specializing in media and entertainment industry transactions, which was sold to Houlihan Lokey in 2016. He has also been a partner of Columbus Nova, a leading private investment fund. He runs a private family investment company, the activities of which include The Collectors Car Garage and a number of real estate development businesses.
Mr. Machinist previously served as managing director and head of investment banking for the Bank of New York and its Capital Markets division. Mr. Machinist was also previously president and one of the principal founders of Patricof & Co. Capital Corp. (APAX Purchasers) and its successor companies.
He is currently Vice-Chairman of the Maimonides Medical Center, serves on its Board of Directors, is Chairman of its Investment Committee and a member of its various other Board of Overseers for the Albert Einstein College of Medicine. Most recently, he has been Chairman of the American Committee for the Weizmann Institute of Science as well as a member of its Board of Directors and presently serves on its International Board of Governors and its Executive Committee. He has been a trustee and Vice Chairman of Vassar College, a member of its Executive Committee, and one of three trustees responsible for managing the College’s Endowment. He is currently a board member of ECD Autodesign (Nasdaq: ECDA).
Mr. Machinist earned a Bachelor of Arts in Philosophy and Chemistry from Vassar College in Poughkeepsie, New York. He undertook graduate work in biochemistry at the Weizmann Institute of Science in Rehovot, Israel. We believe Mr. Machinist’s broad entrepreneurial, financial and business expertise and his experience with growth companies give him significant qualifications and skills to serve as Vice Chairman of our board of directors following the Merger.
Jeff Kurtz was elected to our board of directors upon the completion of the Lyneer Merger, on June 18, 2024. Since 1991, he has been the President of The Kamson Corporation, which currently owns and operates over 100 investment properties in the Northeast. Currently, he oversees extensive rehabilitation projects among over 100 projects and is presently involved in several building projects consisting of multifamily apartments, hi-rise buildings, and mixed-use properties which have retail and apartment components. In the past, Mr. Kurtz has built multifamily units for sale along with other building projects. Mr. Kurtz personally owns or is a general partner and/or manages, through the Kamson Corporation, a New Jersey corporation, 14,000+ apartments, in addition to office buildings and shopping centers. A graduate of the University of Miami, Mr. Kurtz is a member of the 1987 National Championship Football Team at the University of Miami. He continues as an active member of the university alumni. For the past 20 years, Mr. Kurtz has been on the Board of the Hope & Heroes Children’s Cancer Fund golf event and chairs this outing each year.
We believe Mr. Kurtz’s broad entrepreneurial, financial and business expertise and his experience give him the qualifications and skills to serve as a director of our company.
David Solimine was elected to our board of directors upon the completion of the Lyneer Merger, on June 18, 2024. Mr. Solimine is the President & Chief Executive Officer of Kore Insurance Holdings, LLC., a privately-owned high-volume insurance agency established in 2012 with offices in New Jersey and Florida. He plays an integral part in providing a competitive insurance product with the utmost level of professional service to meet client satisfaction in all aspects. Prior thereto, from 2001-2008, Mr. Solimine was a principal, as well as the President of Sales and Marketing for EMAR Group, Inc., when it was acquired by Wells Fargo Insurance Services. Thereafter, while at Wells Fargo, he remained the largest Insurance Sales Producer on the East Coast for many consecutive years. He also served as Head of Marketing for Princeton Securities from 1999-2001. Mr. Solimine holds a Bachelor of Science in Business/Economics from Brown University. He is Property and Casualty Insurance Licensed throughout the United States.

We believe Mr. Solimine’s extensive business and financial experience in the insurance industry, in particular dealing with employment related issues, makes him qualified to serve on our board of directors.
David Pfeffer has served as a member of our board of directors since September 2018 and is currently our Audit Committee Chairman. He retained these positions upon the completion of the Lyneer Merger, June 25, 2024. Mr. Pfeffer has over 30 years of experience in diverse roles in financial services; leading companies, developing and executing strategy, building businesses up from the ground floor and driving innovation to grow in today’s ultra-competitive and dynamic global economy. Mr. Pfeffer is currently CEO of Brick Citi Capital, LLC, an investment services and business advisory firm founded in 2019. Previously, he was Executive Vice President and Chief Financial Officer of Oppenheimer Funds, a global asset manager, from 2004 to 2019. He was a Management Director on the Oppenheimer Funds, Inc. board and President of Oppenheimer Funds Harbourview Asset Management. From 2009 to 2019, Mr. Pfeffer served as an Independent Director at ICI Mutual Insurance Co., including a role as Audit Committee Chairman. From 2000 to 2004, Mr. Pfeffer worked as Institutional Chief Financial Officer and Director at Citigroup Asset Management. Mr. Pfeffer was at J.P. Morgan from 1984 to 2000, where he gained significant international experience serving as Chief Financial Officer and Director of JPM Brazil for five years in São Paulo and supported JPM’s international businesses during his 16 year tenure there. Mr. Pfeffer worked as a public accountant at Ernst & Whinney from 1981 to 1984. Mr. Pfeffer is a Certified Public Accountant, a Chartered Global Management Accountant and has his FINRA Series 99 Operations Professional license. He graduated Cum Laude from the University of Delaware with a B.S. in Accounting.
We believe Mr. Pfeffer’s experience in corporate governance and capital markets qualifies him to continue to serve on our board of directors.
CORPORATE GOVERNANCE
Director Independence
Our common stock is listed on the Nasdaq Capital Market under the symbol “ATLN.” The following directors, David Pfeffer, Jeff Kurtz and David Solimine, are considered independent board members as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in compliance with the standard of independence in Rule 4200(a)(15) of the NASDAQ Marketplace Rules.
Board Leadership Structure
Jeffrey Jagid, our Chief Executive Officer, is the sole officer who serves on our Board of Directors as well as Interim Chairman of the Board. The Company does not have a lead independent director. All other members of our Board of Directors are independent and all members of Board committees are independent. The Company believes its leadership is appropriate given the size of the Company, the majority of independent directors and the independent leadership of the committees of the Board.
We will take steps to ensure that adequate structures and processes are in place to permit our board of directors to function independently of management. The directors will be able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.
Our board of directors, as a whole, and also at the committee level, plays an active role overseeing the overall management of our risks. Our Audit Committee reviews risks related to financial and operational items with our management and our independent registered public accounting firm. Our board of directors is in regular contact with our Chief Executive Officer and Chief Financial Officer, who report directly to our board of directors and who supervise day-to-day risk management.
Board Oversight of Risk
With respect to the oversight of the Company’s risk, the Company’s executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company’s overall strategy.
We face a number of risks, including those described under Part I, Item IA — Risk Factors in our Annual Report on Form 10-K. Our board of directors believes that risk management is an important part of establishing, updating and executing on our business strategy. Our board of directors has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, and the financial condition and performance. Our board of directors focuses its oversight on the most significant risks facing us and, on our processes, to identify, prioritize, assess, manage and mitigate those risks. Our board of directors receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.
Meetings of the Board of Directors and Audit Committee
During the year ended December 31, 2024, our Board held four (4) meetings (including regularly scheduled and special meetings), and no director attended fewer than 80% of the total number of meetings of the board of directors and the committees of which he was a member. In addition, during the year ended December 31, 2024, our board of directors acted by unanimous written consent on four occasions.
The Audit Committee held three (3) meetings during the year ended December 31, 2024. During 2024, each of the Audit Committee’s members attended one hundred (100%) percent of the total number of meetings of the committee.
Although we do not have a formal policy regarding attendance by our Board of Directors at an Annual Meeting of Stockholders we encourage, but do not require, directors to attend.
Board Committees – Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee
Our Board of Directors currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.
Our Board of Directors has separately designated the Audit Committee’s members in accordance with Section 3(a)58(A) of the Securities Exchange Act of 1934, as amended, and Rule 4200(a)(15) of the NASDAQ Marketplace Rules, consisting of David Pfeffer, who is the chair of the committee, Jeff Kurtz and David Solimine.
Messrs. Pfeffer, Kurtz and Solimine qualify as “independent” as independence for audit committee members is defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Rule 4200(a)(15) of the NASDAQ Marketplace Rules. David Pfeffer qualifies as an audit committee financial expert under applicable SEC rules.
The Audit Committee is appointed by our Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility with respect to, among other things, (1) the financial reporting and accounting processes of the Company, and (2) the financial statements audits of the Company. The Committee also prepares a written report to be included in the annual proxy statement of the Company pursuant to the applicable rules and regulations of the SEC.
Our Board of Directors has designated the Nominating and Corporate Governance Committee, consisting of David Solimine, who is the chair of the committee, and Jeff Kurtz. The Board has determined that each of the directors are independent members pursuant to the definition of independence under Rule 5605(a)(2) of the Nasdaq Stock Market, based on an evaluation of the relationships between the Company and each of the members.
The purposes and powers of the Nominating and Corporate Governance Committee shall be to: (1) identify potential qualified nominees for director and recommend to the Board for nomination candidates for the Board, (2) develop the Company’s corporate governance guidelines and additional corporate governance policies, and (3) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee.
Our Board of Directors has designated the Compensation Committee, consisting of David Solimine, who is the chair of the committee, and Jeff Kurtz. The Board has determined that Messrs. Kurtz and Solimine are independent members and eligible to serve on the Compensation Committee, pursuant to the definition of independence under Rule 5605(a)(2) and based on evaluations and considerations conducted in accordance with Rule 5605(d)(2) of the Nasdaq Listing Rules. Additionally, the Board has determined that Messrs. Kurtz and Solimine are non-employee directors, pursuant to the definition thereof in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.
The purposes and powers of the Compensation Committee shall be to: (1) review and approve the compensation of the executive officers of the Company and such other employees of the Company as are assigned thereto by the Board and to make recommendations to the Board with respect to standards for setting compensation levels, (2) administer the incentive compensation plans (including equity-based plans and non-equity based plans) of the Company, and (3) exercise such other powers and authority as are set forth in a charter of the Compensation Committee.

Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee has a charter, which are available on our website at: https://www.atlantic-international.com.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2024 all reports were filed on a timely basis.
Anti-Hedging and Anti-Pledging Policies
No Director, officer or employee of Atlantic International or its subsidiaries or, to the extent practicable, any other person (or their associates) in a special relationship (within the meaning of applicable securities laws) with Atlantic International, may, at any time, purchase financial instruments, including prepaid variable forward contracts, instruments for the short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds that are based on fluctuations of Atlantic International’s debt or equity instruments and that are designed to or that may be reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any securities of Atlantic International.
Any violation of this Policy will be regarded as a serious offence. Anyone violating this Policy will be subject to disciplinary action which may include, but is not limited to, termination of employment and/or restrictions on future participation in Atlantic International’s incentive equity plans. This policy may be amended by the Board from time to time. Changes to this policy will be communicated to all persons to whom this Policy applies.
Code of Ethics
We have adopted a Code of Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Copies of our Code of Ethics can be obtained, without charge, upon written request addressed to:
Atlantic International Corp.
270 Sylvan Avenue, Suite 2230
Englewood Cliffs, New Jersey 07632
Attention: General Counsel
Additionally, a current copy of the code and all disclosures that are required by law or Nasdaq Marketplace Rules concerning any amendments to, or waivers from, any provision of the code is posted on our website located at www.atlantic-international.com.
Insider Trading Policies and Procedures
We have adopted insider trading policies and procedures governing the purchase, sale and/or other disposition of our securities by directors, officers, employees and consultants (who have access to material non-public information) or us, that are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and listing standards applicable to us. Under this policy, all of our officers, employees, non-employee directors and consultants who are in possession of material non-public information are prohibited from trading in the Company’s securities, except for trades made pursuant to plans approved by our compliance officer and counsel in accordance with insider trading policy that are intended to comply with rule 10b5-1 under the Exchange Act.
Stockholders Communications with the Board
The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Atlantic International Corp., c/o Corporate Secretary, 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632. Stockholders should identify their communication as being from an Atlantic International’s stockholder. Our Corporate Secretary may require reasonable evidence that the communication or other submission is made by an Atlantic International’s stockholder before transmitting the communication to our Board of Directors. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

COMPENSATION OF DIRECTORS
The table below sets forth the director compensation we accrued in the year ended December 31, 2024 (excluding compensation to our executive officers set forth in the summary compensation table).
Directors who are also executive officers (each, an “Excluded Director”) will not be entitled to receive any compensation for his or her service as a director, committee member or Chair of our board of directors or of any committee of our board of directors.
Our non-employee director compensation program is designed to attract and retain qualified individuals to serve on our board of directors. Our board of directors, on the recommendation of its Compensation Committee, will be responsible for reviewing and approving any changes to the directors’ compensation arrangements. In consideration for serving on our board of directors, each director (other than Excluded Directors) will be paid an annual retainer. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred while serving as directors.
The Compensation Committee awards options or restricted stock units for the non-employee members of board of directors. Under such program, we currently pay each non-employee director a cash fee of $2,500 per meeting for service on our board of directors. Each non-employee director receives a one-time initial stock option award for 161,290 shares of our common stock, which options shall vest in arrears in equal tranches monthly for one year. Each non-employee director shall also be eligible to receive grants of stock options, each in an amount designated by the Compensation Committee of our board of directors, from any equity compensation plan approved by the Compensation Committee. In addition to such compensation, we reimburse each non-employee director for all pre-approved expenses within 30 days of receiving satisfactory written documentation setting out the expense actually incurred by such director. These include reasonable transportation and lodging costs incurred for attendance at any meeting of our board of directors.

Name	Fees Earned or Paid in Cash	Option Awards		Total ($)
Prateek Gattani	$—	$3,068,000	(1)	$3,068,000
Robert B. Machinist	$—	$—		$—
Jeffrey Jagid	$—	$—		$—
Jeffrey Kurtz	$—	$450,005		$450,005
David Solimine	$—	$450,005		$450,005
David Pfeffer	$30,000	$450,005		$480,005
Total:	$30,000	$4,418,015		$4,448,015
___________________________________________________________________________________________________
(1)Mr. Gattani received his Restricted Stock Units pursuant to his Director Agreement dated as of April 15, 2024. Mr. Gattani resigned as Chairman of the Board of the Company on April 29, 2025, at the request of the Board and in consideration of the Company’s subsidiary, Lyneer Investments, LLC entering into a Loan and Security Agreement to replace Lyneer’s existing credit facility.
In the future we may grant options to our directors to purchase shares of common stock as determined by our Board of Directors or a compensation committee. The Board of Directors may also review and determine the form and amount of directors’ compensation, including cash, equity based awards and other director compensation to maintain a transparent and readily understandable director compensation which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties for a company of our size.
Atlantic International’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
Atlantic International does not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation to its executive officers at certain times. Consistent with its annual compensation cycle, the Compensation Committee has granted annual equity awards to its directors, and might grant annual equity awards to its executive officers in the future. The timing of any equity grants to directors or executive officers in connection with new hires or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment effective date). As a result, in all cases, the timing of grants of equity awards, including stock options or RSUs, occurs independent of the release of any material nonpublic information, and Atlantic does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.
Additionally, and as disclosed above, pursuant to his board of directors agreement with the Company dated April 15, 2024, Mr. Prateek Gattani, our Chairman of the Board, received 1,300,000 RSUs, as part of his director compensation, which vested upon the date of grant and will expire five years from the date of issue. Additionally, 161,290 RSUs were granted to each of Jeffrey Kurtz, David Solimine and David Pfeffer upon completion of the Lyneer Merger as director fees that vest equally monthly over one year.
Insider Trading Arrangements and Policies
There are no Rule 10b5-1 trading arrangements held by any officer or director of the Company. The Company has adopted its Insider Trading Policies and Procedures, which is been filed herein as Exhibit 19.1 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2025.
EXECUTIVE OFFICERS
All officers serve at the direction of our Board of Directors. The Board elects our officers.
Our executive officers are Jeffrey Jagid, our Chief Executive Officer, Christopher Broderick, our Chief Financial Officer, and Michael Tenore, our General Counsel and Secretary. See the background of Jeffrey Jagid on page 7 of this Proxy Statement.
Christopher Broderick was elected to serve as our Chief Financial Officer upon the completion of the Lyneer Merger, on June 18, 2024. Prior thereto, he served as Chief Operating Officer and Chief Financial Officer of Atlantic Acquisition Corp. since February 1, 2023. From July 2017 until June 8, 2022, he served as Chief Operating Officer of Troika Media Group (“Troika”). On December 7, 2023, Troika and certain of its subsidiaries filed voluntary petitions under Chapter 11 of the United States Code in the U.S. Bankruptcy Court for the Southern District of New York. From March 27, 2015 until October 2016, he was Chief Operating Officer and Interim Chief Financial Officer. Prior thereto, he had served as Chief Operating Officer of Signal Point Holdings Corp. (SPHC) from October 17, 2012. Mr. Broderick has 30 years of experience in the telecommunications industry and was responsible for that company’s domestic network operations of wired and wireless topologies, supporting voice, data, internet products and services. He was also the operational leader for the development and build-out of SPHC’s continued network expansion. Prior to joining SPHC, Mr. Broderick served as Senior Director of Business Client Services for FairPoint Communications from 2008 to 2011. Mr. Broderick was responsible for Retail Business segment, outside sales support, billing, and SMB sales across Northern New England. Previously, Mr. Broderick served as Chief Operating Officer and Vice President of Operations at IntelliSpace and Wave2Wave from February 2000 to January 2008. Mr. Broderick was responsible for the design, implementation and day-to-day U.S. and U.K. operations of that company.
Mr. Broderick spent the majority of his career at New York Telephone, NYNEX, and Bell Atlantic where he was highly successful in the management of all facets of the telephone company’s Field Operations, Central Offices and outside plant facilities in New York City business districts. He also led sales and support “mega” call-center operations, for complex business accounts. In addition to his technical background, Mr. Broderick has an extensive education in quality process management, systems efficiency and design. He has utilized his extensive background to help build SPHC into one of the most reliable “Converged Networks” in the USA. Atlantic determined that Mr. Broderick’s 30 years of particular knowledge and experience in the telecommunications industry, and his position with SPHC, strengthens the Board’s collective qualifications, skills and experience.
Michael Tenore was elected to serve as our General Counsel and Secretary upon the completion of the Lyneer Merger on June 18, 2024. He has served as General Counsel of Atlantic Acquisition Corp. since March 2023. He was first appointed General Counsel, and Vice President of Regulatory Affairs for Troika in March 2015. In July 2017, Mr. Tenore was elected Corporate Secretary. He served in those positions until March 31, 2023. On December 7, 2023, Troika and certain of its subsidiaries filed voluntary petitions under Chapter 11 of the United States Code in the U.S. Bankruptcy Court for the Southern District of New York. Prior to joining Troika in March 2015 upon the merger with Signal Point Holdings Corp., he held various legal and regulatory positions, including General Counsel, at RNK, Inc. a regional telecommunications carrier. Mr. Tenore is a member of the adjunct staff of Suffolk University Law School and belongs to the Federal Communications Bar Association and the Association of Corporate Counsel. Mr. Tenore received his B.A. in Communications from Emerson College and his J.D. from Suffolk University Law School both degrees with Latin Honors. Mr. Tenore has been on the board of directors for youth hockey and charitable organizations for the past 10 years.

Executive Compensation
Summary Compensation Table
The following table sets forth total compensation paid to our named executive officers (“NEOs”) for the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation(1)	Total
Jeffrey Jagid	2024	$269,231	$449,650	$—	$—	$563,833	$208,625	$1,491,339
Chief Executive Officer(2)
Christopher Broderick	2024	$161,539	$263,300	$—	$—	$272,000	$155,750	$852,589
Chief Financial Officer(2)
Michael Tenore	2024	$161,539	$100,000	$—	$—	$225,000	$75,000	$561,539
General Counsel(2)
Daniel Jones	2024	$102,590	$—	$—	$—	$—	$—	$102,590
Chief Executive Officer (3)	2023	$260,273	$—	$—	$—	$—	$—	$260,273
Frances Scally(4)	2024	$33,800	$—	$—	$—	$—	$—	$33,800
Chief Financial Officer	2023	$145,000	$—	$—	$—	$—	$—	$145,000
______________
(1)All other compensation represents amounts paid related to transactions bonuses for the consummation of the Merger and auto allowances.

	Transaction Bonus	Auto Allowance	Total
Jeffrey Jagid	$200,000	$8,625	$208,625
Christopher Broderick	$150,000	$5,750	$155,750
Michael Tenore	$75,000	$—	$75,000
(2)Messrs. Jagid, Broderick and Tenore became executive officers of the Company upon completion of the Merger on June 18, 2024.
(3)Mr. Jones resigned from all positions with the Company upon completion of the Lyneer Merger.
(4)Ms. Scally was a consultant to the Company and all compensation of the services were paid to DLA, LLC, a financial consulting firm with which Ms. Scally is employed. Ms. Scally resigned from her position with the Company upon the completion of the Lyneer Merger.
Narrative Disclosure to the Summary Compensation Table
There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers.
Employment and Consulting Agreements
Employment Agreement with Jeffrey Jagid
Upon the closing of the Merger, Jeffrey Jagid entered into an employment agreement with our Company as Chief Executive Officer. The agreement is for a term of five years with an additional one-year extension unless terminated by either party upon 90 days written notice prior to the end of the initial term. Mr. Jagid’s base salary is $500,000 per annum. Mr. Jagid is entitled to a true-up payment in an amount equal to the pro-rated difference between his salary of $120,000 per year under his employment contract dated February 1, 2023 with Atlantic and $500,000 per annum. Mr. Jagid is eligible to receive an annual bonus in an amount equal to his base salary for every year commencing in 2023. The bonus will be predicated upon our recording a minimum of $250,000,000 in revenues. Mr. Jagid will also be paid a $200,000 transaction bonus as a result of the closing of the Merger, and he will be paid additional transaction bonuses in the amount of $100,000 for the closing of any subsequent acquisition that is valued in excess of $8,000,000. He is also eligible for an annual discretionary bonus to be set by the compensation committee of our board of directors.
If we terminate the employment agreement for any reason other than Cause (as defined), all of Mr. Jagid’s then-outstanding restricted stock, restricted stock units and warrants will immediately vest, and Mr. Jagid will be entitled to (i) 12 months of severance payments of his base salary, (ii) a prorated annual bonus if we are on pace to meet the above-stated performance milestones, (iii) the right to 12 months of COBRA insurance, and (iv) reasonable outplacement services for a period of up to 90 days from termination.
Upon death or disability, Mr. Jagid, or his estate, will receive all accrued compensation and any prorated bonus, and any equity that would have vested during the 24-month period beginning on the date of death or disability will immediately vest. If Mr. Jagid is terminated for Cause, or resigns without Good Reason (as defined), he will receive accrued compensation and any vested equity.
Upon a Change of Control (as defined), all of Mr. Jagid’s non-vested equity will immediately vest in full, and he will be entitled to his full severance payments stated above if he chooses to terminate his employment with our company. Mr. Jagid will be subject to a one-year non-compete covenant from termination of his employment anywhere in the United States if termination is for Cause, and six months if termination is for any other reason. He will be subject to a two-year non-solicitation covenant from termination if he is terminated for Cause and 12 months if he is terminated for any other reason. He will also be covered under our directors and officers’ liability insurance for up to one year from termination of his employment.
Employment Agreement with Christopher Broderick
Upon the closing of the Merger, Christopher Broderick entered into an employment agreement with our company as Chief Financial Officer. The employment agreement is for three years with an additional one-year extension unless terminated by either party upon 90 days’ written notice prior to the end of the initial term. Mr. Broderick’s base salary is $300,000 per annum. He is also entitled to a true-up payment equal to the pro-rated difference between his salary of $120,000 per year under his employment agreement dated February 1, 2023 with Atlantic and $300,000 per annum. Mr. Broderick will be eligible to receive a yearly bonus equal to his annual base salary for every year commencing in 2023. The bonus will be predicated upon our recording a minimum of $250,000,000 in revenues and adjusted EBITDA of $5,000,000. Mr. Broderick will also be paid a $150,000 transaction bonus as a result of the closing of the Merger and he will be paid additional transaction bonuses in the amount of $75,000 for the closing of any subsequent acquisition that is valued in excess of $8,000,000. He also will be eligible for an annual discretionary bonus to be set by the compensation committee of the board of directors.
If we terminate the employment agreement for any reason other than Cause (as defined), all of Mr. Broderick’s then-outstanding restricted stock, restricted stock units and warrants will immediately vest, and Mr. Broderick will be entitled to (i) 12 months of severance payments of his base salary, (ii) a prorated annual bonus if we are on pace to meet the above-stated performance milestones, (iii) the right to 12 months of COBRA insurance, and (iv) reasonable outplacement services for a period of up to 90 days from termination.
Upon death or disability, Mr. Broderick, or his estate, will receive all accrued compensation and any prorated bonus, and any equity that would have vested during the 24-month period beginning on the date of death or disability will immediately vest. If Mr. Broderick is terminated for Cause, or resigns without Good Reason (as defined), he will receive accrued compensation and any vested equity.
Upon a Change of Control (as defined), all of Mr. Broderick’s non-vested equity will immediately vest in full, and he will be entitled to his full severance payments stated above if he chooses to terminate his employment with our company. Mr. Broderick will be subject to a one-year non-compete covenant from termination of his employment anywhere in the United States if termination is for Cause, and six months if his termination is for any other reason. He will be subject to a two-year non-solicitation covenant from termination if he is terminated for Cause and 12 months if he is terminated for any other reason. He will also be covered under our directors and officers’ liability insurance for up to one year from termination of employment.
Employment Agreement with Michael Tenore
Upon the closing of the Merger, Michael Tenore entered into an employment agreement with our company as General Counsel and Secretary. The employment agreement is for three years with an additional one-year extension unless terminated by either party upon 90 days written notice prior to the end of the initial term. Mr. Tenore’s base salary is $300,000 per annum. He is also entitled to a true-up payment equal to the pro-rated difference between his salary of $120,000 per year under his employment agreement dated April 1, 2023, with Atlantic and $300,000 per annum. Mr. Tenore is entitled to receive an annual bonus of $100,000 for every year commencing in 2023. The bonus is predicated upon our receiving a minimum of $250,000,000 in revenues and adjusted EBITDA of $5,000,000. Mr. Tenore will also be paid a $75,000 transaction bonus as a result of the closing of the Merger, and he will be paid additional transaction bonuses in the amount of $75,000 for the closing of any subsequent acquisition that is valued in excess of $8,000,000. He also will be eligible for an annual discretionary bonus to be set by the compensation committee of our board of directors.
If we terminate the employment agreement for any reason other than Cause (as defined), all of Mr. Tenore’s then-outstanding restricted stock, restricted stock units and warrants will immediately vest, and Mr. Tenore will be entitled to (i) 12 months of severance payments of his base salary, (ii) a prorated annual bonus if we are on pace to meet the above-stated performance milestones, (iii) the right to 12 months of COBRA insurance, and (iv) reasonable outplacement services for a period of up to 90 days from termination.
Upon death or disability, Mr. Tenore, or his estate, will receive all accrued compensation and any prorated bonus, and any equity that would have vested during the 24-month period beginning on the date of death or disability will immediately vest. If Mr. Tenore is terminated for Cause, or resigns without Good Reason (as defined), he will receive accrued compensation and any vested equity.
Upon a Change of Control (as defined), all of Mr. Tenore’s non-vested equity will immediately vest in full and he will be entitled to his full severance payments stated above if he chooses to terminate his employment with our company. Mr. Tenore will be subject to a one-year non-compete covenant from termination of his employment anywhere in the United States if his termination is for Cause, and six months if termination is for any other reason. He will be subject to a two-year non-solicitation covenant from termination if he is terminated for Cause and 12 months if terminated for any other reason. He also will be covered under our directors and officers’ liability insurance for up to one year from termination of employment.

OUTSTANDING EQUITY AWARDS AT YEAR-END
Outstanding Equity Awards on December 31, 2024
The following table sets forth information relating to unexercised options and unvested restricted stock units for our directors and executive officers as of December 31, 2024:

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested ($)	Equity incentive plan awards: Market value of unearned shares, units or other rights that have not vested ($)
Name	Exercisable	Unexercisable
Jeffrey Jagid	-	-	-	-	-	-
Christopher Broderick		-			-	-
Michael Tenore	-	-	-	-	-	-
Omnibus Equity Incentive Plan
In 2023, the Board of Directors had elected to adopt an Omnibus Equity Incentive Plan (the “Plan”), that includes reserving a maximum of  no more than fifteen (15%) percent (initially 7,309,322 shares) of the issued outstanding shares of Common Stock following the next capital raise of the Company to be available for the grant of Awards under the Plan, all of which have been issued to date in the form of restricted shares with certain vesting conditions. The Plan became effective upon the consummation and completion on June 18, 2024 of the Lyneer Merger. The Plan is designed to enable the flexibility to grant equity awards to the Company’s officers, employees, non-employee directors and consultants and to ensure that it can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. On July 22, 2024, we filed with the SEC a registration statement on Form S-8 (No. 333-280946) registering the shares of our common stock issuable under the Incentive Plan. See also “Proposal 5 – Approval of the Company’s 2025 Equity Incentive Plan.”
Pay Ratio Disclosure and Pay Versus Performance Disclosure
We are an emerging growth company; therefore, we are exempted from providing pay ratio disclosures as set forth in Item 402(v) of Regulation S-K and pay versus performance disclosure as set forth by Item 402(v) of Regulation S-K.
Compensation and Risk
The Compensation Committee believes that the Company’s compensation programs appropriately reward prudent business judgment and risk-taking over the long term. The Compensation Committee provides oversight with respect to any risks that may be created by these compensation programs. Management has evaluated the risks that are created by the Company’s compensation programs for all employees, including non-executive officers, and the Compensation Committee has reviewed this evaluation. Based on our review, we have concluded that these compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
Clawback Policy
In 2025, we adopted an executive compensation clawback policy (the “Clawback Policy”) governing the recovery of incentive-based compensation awarded to our executive officers based on financial results that were later restated. The policy requires the mandatory recoupment (with limited exceptions) of both equity and non-equity incentive compensation granted to current and former executive officers when a financial restatement is needed to correct the Company’s material noncompliance with any financial reporting requirement. This includes both (i) restatements correcting errors that were material to previously issued financial statements and (ii) restatements where the error, if corrected or left uncorrected, would result in a material misstatement in the current period.

Consistent with SEC and Stock Market Rules, the Clawback Policy applies regardless of whether an officer engaged in misconduct or contributed to the circumstances requiring the restatement. The Clawback Policy was filed as Exhibit 97.1 to our 2024 Annual Report on Form 10-K filed with the SEC on March 28, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
Principal Stockholders
The following table sets forth information regarding the beneficial ownership of our common stock as of March 28, 2025, for each of the following persons, after giving effect to the transaction under the Exchange Agreement:
•all such directors and executive officers as a group; and
•each person who is known by us to own beneficially five percent or more of our common stock prior to the change of control transaction.
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name. The percentage of class beneficially owned set forth below is based on 58,375,488 shares of common stock issued and outstanding on May 19, 2025. We calculated beneficial ownership according to Rule 13d-3 of the Exchange Act as of that date. Shares of our Common Stock issuable upon exercise of options or warrants or conversion of Notes that are exercisable or convertible within sixty (60) days of May 19, 2025 are included as beneficially owned by the holder, but not deemed outstanding for computing the percentage of any other Stockholder for Percentage of Common Stock Beneficially Owned Immediately. Beneficial ownership generally includes voting and dispositive power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole dispositive power with respect to all shares beneficially owned.

Name and Address of Beneficial Owner	Number of Shares		Percentage
Executive Officers and Directors
Robert B. Machinist(1)	728,814		1.2%
Jeffrey Jagid(1)	3,735,169	(2)	6.4%
Christopher Broderick(1)	2,004,237	(3)	3.4%
Michael Tenore(1)	1,001,694	(3)	1.7%
Jeff Kurtz(1)	161,290	(4)	*
David Solimine(1)	161,290	(4)	*
David Pfeffer(5)	162,820	(6)	*
All directors and executive officers as a group (seven (7) persons)	7,955,314		13.6%
5% or Greater Shareholder
SPP Credit Advisors, LLC 550 Fifth Avenue, 12th Floor New York, New York 10036	21,983,926	(7)	37.7%
__________________
*Represents ownership of less than one (1%) percent.

(1)The address of this person is c/o Atlantic International Corp., 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632.
(2)Does not include restricted stock units (“RSUs”), as amended, to purchase 2,885,856 shares of common stock which are not exercisable until January 7, 2026.
(3)Does not include RSUs, as amended, to purchase 577,171 shares of common stock which are not exercisable until January 7, 2026.
(4)Includes 161,290 RSUs granted upon completion of the Merger as directors fees that vest equally monthly over one year.
(5)The address of Mr. Pfeffer is c/o SeqLL Inc., 3 Federal Street, Billerica, Massachusetts 01821.
(6)Includes (i) 500 shares of common stock, (ii) 1,030 shares of common stock issuable upon the exercise of currently exercisable stock options and (iii) 161,290 RSUs granted upon completion of the Merger as directors fees that vest equally monthly over one year.
(7)These shares were acquired following a default under a pledge agreement entered into with IDC Technologies, Inc., formerly the Company’s principal stockholder. Voting and disposition power rests with the holder of the shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than as disclosed below, as of the date of this proxy statement, there are no material arrangements, agreements and transactions since January 1, 2024, or any currently proposed transactions, in which we were or are to be a participant and in which any person who will serve as an executive officer or director of our Company (other than compensation described under “Executive Compensation”).
On May 30, 2024, we entered into an agreement with St. Laurent Investments LLC to extend the maturity date of the $1,375,000 Promissory Note, to July 31, 2025. The interest rate from August 1, 2024 through July 31, 2025 shall be 10% per annum.
See “Executive Compensation” for the terms and conditions of employment agreements and equity awards issued and/or to be issued to Atlantic International’s officers and directors.

AUDIT COMMITTEE REPORT
The information contained in this Audit Committee report is not “soliciting material” and has not been “filed” with the SEC. This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933 or the Exchange Act, except to the extent that we may specifically incorporate it by reference into a future filing.
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting. The Company’s independent registered public accounting firm, RBSM, LLP (“RBSM”), is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited financial statements with management and management’s evaluations of the Company’s system of internal controls over financial reporting contained in the 2024 Annual Report on Form 10-K.
As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the Committee has discussed with RBSM: (i) the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and (ii) the independence of RBSM from the Company and management. The Audit Committee received the written disclosures and the confirming letter from RBSM required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with RBSM its independence from the Company.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 which was filed with the SEC on March 28, 2025.
The Audit Committee – David Pfeffer (chair of the committee), Jeff Kurtz and David Solimine
APPROVAL REQUIRED AND RECOMMENDATION
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD. THE NOMINEES FOR DIRECTOR WHO RECEIVE THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING AND WERE VOTED WILL BE ELECTED.

PROPOSAL 2
NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER COMPENSATION
As a matter of corporate governance and as required by Section 14A(a)(1) of the Exchange Act, we are asking our stockholders to approve a non-binding advisory resolution on our named executive officer compensation as reported in this Proxy Statement.
The following proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers (NEOs). This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this Proxy Statement. Accordingly, we are asking our stockholders to vote for the following resolution:
RESOLVED, that the stockholders of Atlantic International Corp. (the “Company”) hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the narrative discussion in the section entitled “Executive Compensation”, the summary compensation table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2025 Annual Meeting of Stockholders.
Before you vote, we recommend that you read the Executive Compensation section of this Proxy Statement for additional details on our executive compensation.
This vote is advisory, and therefore not binding on us, the Board or the Compensation Committee. However, our Board and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.
APPROVAL REQUIRED AND RECOMMENDATION
The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to be voted on this Proposal 2 at the Annual Meeting, present in person or by proxy, is required for approval of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 3
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING
FUTURE VOTES REGARDING NAMED EXECUTIVE OFFICER COMPENSATION
Under Section 14A of the Exchange Act, at least every six years Company shareholders are entitled to cast an advisory vote to indicate the frequency with which we should hold future non-binding votes to approve executive compensation, or to abstain from voting.
We are requesting your non-binding vote to determine whether the frequency of the vote to approve the compensation of our Named Executive Officers should be every 1 year, 2 years or 3 years. The Board of Directors and the Compensation Committee believe that annual votes will allow the Compensation Committee, management, and our shareholders to continue to engage in a timely, open and meaningful dialogue regarding our executive compensation philosophy, policies and practices.
APPROVAL REQUIRED AND RECOMMENDATION
The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote on this Proposal 3 at the Annual Meeting, present in person or by proxy, is required for approval of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR A FREQUENCY OF EVERY THREE YEARS (3 YEARS) FOR HOLDING FUTURE NON-BINDING VOTES TO APPROVE NAMED EXECUTIVE OFFICER  COMPENSATION.

PROPOSAL 4
THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
RBSM is the Company’s independent registered public accounting firm.
The Audit Committee of the Board has recommended that the Board selects, and the Board has selected RBSM, LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee intends to reconsider the selection of RBSM as our independent registered public accounting firm.
RBSM has audited our financial statements for the fiscal year ended December 31, 2024. The following is a summary of fees paid or to be paid to RBSM for services rendered.
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by RBSM in connection with regulatory filings. The aggregate fees billed by RBSM for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2024 totaled $395,700. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We paid RBSM $67,500, in audit-related fees during the year ended December 31, 2024.
Tax Fees. We did not pay RBSM for tax planning and tax advice for the years ended December 31, 2024.
All Other Fees. We did not pay RBSM for other services for the years ended December 31, 2024. Our audit committee has determined that the services provided by RBSM are compatible with maintaining the independence of RBSM as our independent registered public accounting firm.
APPROVAL REQUIRED AND RECOMMENDATION
The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote for this Proposal 4 at the Annual Meeting, present in person or by proxy, is required for approval of this Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 5
APPROVAL OF THE COMPANY’S 2025 EQUITY INCENTIVE PLAN
Proposal
The Board believes that stock-based incentive awards play an important role in our success by encouraging and enabling our officers, employees, non-employee directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire or increase an equity interest in our company.
On April 3, 2025, the Board adopted, subject to stockholder approval, the Atlantic International Corp. 2025 Omnibus Equity Incentive Plan (the “Incentive Plan”). The Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. A copy of the Plan is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference.
The Board believes that providing such persons with a direct stake in our company will have the effect of strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, assisting the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, optimizing the profitability and growth of the Company and its subsidiaries through incentives which are consistent with the Company’s goals, proving the grantees with an incentive for excellence in individual performance, promoting teamwork among employees, consultants and non-employee directors, attracting and retaining highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning their interests more closely with the interests of the Company’s shareholders.
Summary of the material features of the Incentive Plan
The following description of certain features of the Incentive Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit A.
Purpose
The purpose of the Incentive Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to our Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities.
Eligibility
Service Providers: All Employees, consultants, independent contractors and non-employees directors are eligible to be granted Awards under the Incentive Plan, subject to the limitations described therein.
Administration
The Incentive Plan is administered by the Compensation Committee of our board of directors, our board of directors or such other similar committee pursuant to the terms of the Incentive Plan. The plan administrator, which initially is the Compensation Committee of our board of directors, has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Incentive Plan. The plan administrator may delegate to one or more of our officers, the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.
Share Reserve
A number of shares of our common stock equal to 10,000,000 is reserved for issuance under the Incentive Plan.
Shares underlying any awards under the Incentive Plan that are forfeited, cancelled, held back to cover the exercise price or tax withholding, satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the Incentive Plan. The payment of dividend equivalents in cash shall not count against the share reserve.

Annual Limitation on Awards to Non-Employee Directors
The Incentive Plan contains a limitation whereby the grant date value of all awards under the Incentive Plan and all other cash compensation paid by us to any non-employee director may not exceed $1,000,000 in any calendar year, although our board of directors may, in its discretion, make exceptions to the limit in extraordinary circumstances.
Types of Awards
The Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, and other stock or cash-based awards, or collectively, awards. Unless otherwise set forth in an individual award agreement, each award shall vest over a four-year period, with one-quarter of the award vesting on the first annual anniversary of the date of grant, with the remainder of the award vesting monthly thereafter.
Stock Options
The Incentive Plan permits the granting of both options to purchase shares of our common stock intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the Incentive Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to our employees and employees of our subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the Incentive Plan.
The exercise price of each option will be determined by the plan administrator but generally may not be less than 100% of the fair market value of the common stock on the date of grant or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten years from the date of grant (or five years for an incentive stock option granted to a 10% stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.
Upon exercise of options, the exercise price must be paid in full either in cash, check, or, with the approval of the plan administrator, by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law and approval of the plan administrator, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit nonqualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.
Stock Appreciation Rights
The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of common stock, or cash, equal to the value of the appreciation in our stock price over the exercise price. The exercise price generally may not be less than 100% of the fair market value of common stock on the date of grant. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.
Restricted Stock
The plan administrator may award restricted shares of common stock subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with our Company or our subsidiaries through a specified vesting period. Unless otherwise provided in the applicable award agreement, the participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.
Restricted Stock Units and Dividend Equivalents
The plan administrator may award restricted stock units which represent the right to receive common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with our Company or our subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in shares of common stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.
A participant holding restricted stock units will have no voting rights as a stockholder. Prior to settlement or forfeiture, restricted stock units awarded under the Incentive Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of common stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, shares of common stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents will be subject to the same conditions and restrictions as the restricted stock units to which they attach.
Other Stock or Cash Based Awards
Other stock or cash-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Incentive Plan and/or cash awards made outside of the Incentive Plan. The plan administrator will have authority to determine the persons to whom and the time or times at which such awards will be made, the amount of such awards, and all other conditions, including any dividend and/or voting rights.
Changes in Capital Structure
The Incentive Plan requires the plan administrator to make appropriate adjustments to the number of shares of common stock that are subject to the Incentive Plan, to certain limits in the Incentive Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.
Change in Control
Except as set forth in an award agreement issued under the Incentive Plan, in the event of a change in control (as defined in the Incentive Plan), each outstanding stock award (vested or unvested) will be treated as the plan administrator determines, which may include (i) our continuation of such outstanding stock awards (if we are the surviving corporation); (ii) the assumption of such outstanding stock awards by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of new stock options or other equity awards for such stock awards; (iv) the cancellation of such stock awards in exchange for a payment to the participants equal to the excess of (A) the fair market value of the shares subject to such stock awards as of the closing date of such corporate transaction over (B) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the stock awards (which payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction, subject to applicable law); (v) provide that such award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Incentive Plan or the provisions of such award; or (vi) provide that the award will terminate and cannot vest, be exercised or become payable after the applicable event.
The Incentive Plan provides that a stock award may be subject to additional acceleration of vesting and exercisability upon a change in control as may be provided in the award agreement for such stock award, but in the absence of such provision, no such acceleration will occur.
Tax Withholding
Participants in the Incentive Plan are responsible for the payment of any federal, state or local taxes that we or our subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of our company or our subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from shares of common stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of our company or our subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to us or our subsidiaries in an amount that would satisfy the withholding amount due.

Transferability of Awards
The Incentive Plan generally does not allow for the transfer or assignment of awards, other than by will or by the laws of descent and distribution; however, the plan administrator has the discretion to permit awards (other than incentive stock options) to be transferred by a participant.
Term
The Incentive Plan, unless terminated earlier, will continue in effect for a term of ten (10) years from the date of approval of stockholders, after which time no awards may be granted under the Incentive Plan.
Amendment and Termination
Our board of directors and the plan administrator may each amend, suspend, or terminate the Incentive Plan and the plan administrator may amend or cancel outstanding awards, but no such action may materially and adversely affect rights under an award without the holder’s consent. Certain amendments to the Incentive Plan will require the approval of our stockholders. Generally, without stockholder approval, (i) no amendment or modification of the Incentive Plan may reduce the exercise price of any stock option or stock appreciation right, (ii) the plan administrator may not cancel any outstanding stock option or stock appreciation right where the fair market value of the common stock underlying such stock option or stock appreciation right is less than its exercise price and replace it with a new option or stock appreciation right, another award or cash and (iii) the plan administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange.
APPROVAL REQUIRED AND RECOMMENDATION
The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote of this Proposal 5 at the Annual Meeting, present in person or by proxy is required for approval of this Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE COMPANY’S 2025 EQUITY INCENTIVE PLAN.

PROPOSAL 6
APPROVAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF COMMON STOCK AND CHANGE IN PAR VALUE
Pursuant to the Delaware General Corporation Law (“DGCL”) our Board of Directors approved, and is proposing that the stockholders approve and adopt the following amendment in Article IV.A of the Amended and Restated Certificate of Incorporation. The Certificate of Incorporation currently reads as follows:
Classes of Stock and Authorized Shares. The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock, par value $0.00001 per share (the “Common Stock”), and Preferred Stock, par value $0.00001 per share (the “Preferred Stock”). The total number of shares which the Corporation is authorized to issue is One Hundred million (100,000,000) shares, of which Eighty Million (80,000,000) shares shall be Common Stock, and Twenty Million (20,000,000) shares shall be Preferred Stock.

As a result of the Merger and the issuance of shares of Common Stock in such transaction, as well as to provide for the Company’s growth through planned acquisitions, it is recommended that the Classes of stock and authorized Shares, as well as par value be revised to read as follows:

Classes of Stock and Authorized Shares. The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock, par value $0.01 per share (the “Common Stock”), and Preferred Stock, par value $0.01 per share (the “Preferred Stock”). The total number of shares which the Corporation is authorized to issue is Three Hundred million (300,000,000) shares, of which Two Hundred Eighty Million (280,000,000) shares shall be Common Stock, and Twenty Million (20,000,000) shares shall be Preferred Stock.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority of the Company’s Common stock entitled to vote on this Proposal 6 is required for approval of this approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES AND CHANGE IN PAR VALUE IN THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

PROPOSAL 7

APPROVAL OF THE AMENDMENT FOR A MAJORITY VOTE FOR REMOVAL OF A DIRECTOR IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to the DGCL, our Board of Directors approved, and is proposing That the stockholders approve and adopt the following amendment in Article VI.D of the Amended and Restated Certificate of Incorporation. The Certificate of Incorporation currently reads as follows:

Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation only for cause by the affirmative vote of the holders of at least 66 2/3% of the outstanding voting power of the stockholders. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors. A person elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified. In view of the fact that the Company’s stockholdings are more widespread and will continue to do so, the Board believed that a two-thirds vote in order to remove a director should be reduced to a majority vote. Therefore Article VI.D of the Amended and Restated Certificate of Incorporation shall be amended to read as follows:

In view of the fact that the Company’s stockholders are more wide spread and will continue to be so, the Board believes that a two‑thirds vote in order to remove a director should be reduced to a majority vote in order that the vote can be effected without further delays. Therefore, Article VI.D of the Amended and Restated Certificate of Incorporation should be read as follows:

Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation only for cause by the affirmative vote of the holders of at least a majority of the outstanding voting power of the stockholders. [emphasis added] Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors. A person elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

APPROVAL OF THE AMENDMENT FOR A MAJORITY VOTE FOR REMOVAL OF A DIRECTOR IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The affirmative vote of the holders of record of a majority of the Company’s shares of common stock entitled to vote on this Proposal 7 is required for approval of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF CHANGES TO REMOVAL OF A DIRECTOR IN THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.
PROPOSAL 8

APPROVAL OF SHAREHOLDER ACTION TO BE TAKEN BY WRITTEN CONSENT IN THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to the DGCL, our Board of Directors approved, and is proposing that the stockholders approve and adopt an amendment to the Certificate of Incorporation to provide for written consent in lieu of a meeting to be taken by written consent Article VII.B. of the Amended and Restated Certificate of Incorporation which currently reads as follows:

No Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

The Company needs to be able to effect certain transactions in a timely manner without having to solicit proxies and hold a stockholders meeting. The Company’s predecessor company was engaged in research and development and did not contemplate that various corporate actions would require the Company to operate without holding a stockholders meeting. The Board of Directors unanimously recommends that Article VII. B. be revised to read as follows:

Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected by consent in writing by such stockholders.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of a majority of the Company’s common stock entitled to vote on this Proposal 8 required for approval of this Proposal.

THE BOARD OF DIRECTORS UNANANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF ACTION TO BE TAKEN BY WRITTEN CONSENT IN THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.
PROPOSAL 9

APPROVAL OF RECLASSIFICATION OF THE BOARD OF DIRECTORS TO
AN UNCLASSIFIED BOARD IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to the DGCL, our Board of Directors approved, and is proposing that the stockholders approve and adopt an amendment in the Certificate of Incorporation to reclassify the Board of Directors from a classified Board to an unclassified Board. The Board of Directors viewed the Classified Board as an anti-takeover provision of the predecessor company, which is no longer needed in view of the Company having a relatively small number of members of the Board of Directors. Article VI.C. currently reads as follows:

Classified Board Structure. From and after the Effective Time (defined below), the directors, other than any who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three (3) classes hereby designated Class I, Class II and Class III. The Board of Directors may assign members of the Board of Directors already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors shall expire at the first annual meeting of the stockholders following the effectiveness of this Restated Certificate (the “Effective Time”), the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Effective Time, and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Effective Time. At each annual meeting of stockholders, commencing with the first annual meeting of stockholders following the Effective Time, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office for a three-year term and until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. Notwithstanding the foregoing provisions of this Article VI, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal.

The Board recommends that the shareholders approve an amendment to Article VI.C to read as follows:

Board Term of Office. Directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority of the Company’s shares of stock entitled to vote of this Proposal 9 required for approval of this Proposal.

THE BOARD OF DIRECTORS UNANANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE RECLASSIFICATION OF THE BOARD OF DIRECTORS TO AN UNCLASSIFIED BOARD IN THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.
OTHER INFORMATION
Proxies for the Annual Meeting will be solicited by electronic mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.
A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024 IS AVAILABLE ONLINE AT https://ts.vstocktransfer.com/irhlogin/ATLANTICINTERNATIONAL HEREWITH TO EACH OTHER STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 19, 2025.
The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

June 4, 2025	/s/ Jeffrey Jagid
Jeffrey Jagid
Chief Executive Officer

EXHIBIT A

ATLANTIC INTERNATIONAL CORP.
2025 EQUITY INCENTIVE PLAN
ARTICLE I
PURPOSE
The purpose of the 2025 Equity Incentive Plan of Atlantic International Corp. (the “Company”) is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Capitalized terms used in the Plan are defined in Article XI.
ARTICLE II
ELIGIBILITY
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
ARTICLE III
ADMINISTRATION AND DELEGATION
3.1Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator may delegate its authority to one or more officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act. The acts of such delegates shall be treated as acts of the Administrator, and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards granted. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.
ARTICLE IV
STOCK AVAILABLE FOR AWARDS
4.1Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, no more than ten million (10,000,000) shares of Common Stock shall be available for the grant of Awards under the Plan (the “Overall Share Limit”). Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2Share Recycling. If all or any part of an Award expires, lapses or is terminated, surrendered, repurchased, canceled without having been fully exercised or forfeited, or exchanged for or settled in cash, in any case, in a manner that results in the Company not issuing any Shares covered by the Award or acquiring Shares at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the

Participant for such Shares, the unused or reacquired Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.
4.3Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 5,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
4.4Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options, stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate in accordance with Applicable Laws. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant under such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for new Awards under the Plan and shall not reduce or affect the Overall Share Limit; provided that such new Awards shall not be made after the date grants could have been made under the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.
4.5Non-Employee Director Compensation. The Board may make Awards to non-employee Directors from time to time, subject to the limitations in the Plan. The Board will determine the terms, conditions and amounts of all such non-employee Director Awards in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time. Notwithstanding the foregoing, the sum of any cash compensation, other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director may not exceed $1,000,000 in any calendar year. The Board may, in its discretion, make exceptions to this limit in extraordinary circumstances; provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.
ARTICLE V
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
5.1General.
(a)The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. All Options shall be separately designated as Incentive Stock Options or Non-Qualified Stock Options at the time of grant. The Administrator will determine the number of Shares covered by each Option and Stock

Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right.
(b)A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose. A Stock Appreciation Right may be payable in cash, Shares valued at Fair Market Value or a combination of the two, as the Administrator may determine or provide in the Award Agreement.
5.2Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Unless otherwise determined by the Administrator, the exercise price will not be less than 100% of the Fair Market Value of one Share on the grant date of the Option or Stock Appreciation Right.
5.3Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, unless otherwise determined by the Administrator in accordance with Applicable Laws, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation and cease to be exercisable, unless the Administrator otherwise determines.
5.4Vesting of Options and Stock Appreciation Rights. Each Option or Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option or Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on a performance goal, which may be based on the Performance Criteria, or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options and Stock Appreciation Rights may vary.
5.5Exercise.
(a)Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.6 of the exercise price for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.8 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
(b)If an Option is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any Shares until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Change in Control in which such Option is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company or a Subsidiary, or, if no such definition, in accordance with the then current employment policies and guidelines of the Company or employing Subsidiary), the vested portion of any Option may be exercised earlier than six (6)

months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from the Participant’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting, or issuance of any Shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5.5(b) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.
5.6Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:
(a)cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(b)if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (i) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to pay the exercise price, or (ii) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(c)to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value which meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);
(d)to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date; or
(e)to the extent permitted by the Administrator, any combination of the above payment forms.
5.7Termination of Service.
(a)General. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise determined by the Administrator, following a Participant’s Termination of Service (other than upon the Participant’s death or Disability), a Participant may exercise an Option or Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Option or Stock Appreciation Right as of the date of such Termination of Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the Participant’s Termination of Service or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the Award Agreement. If, after Termination of Service, the Participant does not exercise the Option or Stock Appreciation Right within the time specified in the Award Agreement, the Option or Stock Appreciation Right shall terminate and cease to be exercisable. Notwithstanding the foregoing, if the Termination of Service is by the Company or any Subsidiary for Cause, all outstanding Options and Stock Appreciation Rights (whether or not vested) shall immediately terminate and cease to be exercisable.
(b)Extension of Termination Date. The Administrator may provide in a Participant’s Award Agreement that if the exercise of the Option or Stock Appreciation Right following the Participant’s Termination of Service would be prohibited because the issuance of Shares would violate the registration requirements under the Securities Act or any other federal or state securities law or the rules of any securities exchange or interdealer quotation system, then the Option or Stock Appreciation Right shall terminate on the earlier of (i) the expiration of the term of the Option or Stock Appreciation Right or (ii) the date three (3) months following the end of the period during which the exercise of the Option or Stock Appreciation Right would be in violation of such registration or other securities law requirements.
(c)Disability of Participant. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise determined by the Administrator, following a Participant’s Termination of Service as a result of the Participant’s Disability, a Participant may exercise an Option or Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Option or Stock Appreciation Right as of the date of such Termination of Service) but only within such period of time ending on the earlier of (i) the date twelve (12) months following the Participant’s Termination of Service or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the Award Agreement. If, after Termination of Service, the Participant does not exercise the Option or Stock Appreciation Right within the time specified in the Award Agreement, the Option or Stock Appreciation Right shall terminate and cease to be exercisable.
(d)Death of Participant. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise determined by the Administrator, following a Participant’s Termination of Service as a result of the Participant’s death, the Option or Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Option or Stock Appreciation Right as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Option or Stock Appreciation Right upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date twelve (12) months following the date of death or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the Award Agreement. If, after the Participant’s death, the Option or Stock Appreciation Right is not exercised within the time specified in the Award Agreement, the Option or Stock Appreciation Right shall terminate and cease to be exercisable.
5.8Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value of one Share on the Option’s grant date, and the term of the Option will not exceed five (5) years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers of Shares acquired under the Option made within (a) two (2) years from the grant date of the Option or (ii) one (1) year after the transfer of such Shares to the Participant, with such notice specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company, nor any Subsidiary, nor the Administrator, nor any of their Affiliates will be liable to a Participant, or any other party, if an Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason will be a Non-Qualified Stock Option.
ARTICLE VI
RESTRICTED STOCK; RESTRICTED STOCK UNITS
6.1General.
(a)The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase from the Participant all or part of such Shares at their issue price or other stated or formula price (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period(s) that the Administrator establishes for such Award.
(b)The Administrator may grant Restricted Stock Units to any Service Provider, which Awards may be subject to vesting and forfeiture conditions, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.
6.2Restricted Stock.
(a)Stockholder Rights. Subject to any restrictions set forth in the Award Agreement, Participants holding Restricted Stock generally shall have the rights and privileges of a stockholder with respect to such Shares, including the right to vote such Shares, and the right to dividends as provided in Section 6.2(b).
(b)Dividends. Participants holding Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.
(c)Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Restricted Stock, together with a stock power endorsed in blank.
(d)Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the grant date, rather than as of the date(s) upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service (along with proof of the timely filing thereof).
6.3Restricted Stock Units.
(a)Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
(b)Stockholder Rights. A Participant will not have any rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
(c)Dividend Equivalents. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to Dividend Equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while the Restricted Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units. Settlement of Dividend Equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any Dividend Equivalents shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.
ARTICLE VII
OTHER STOCK OR CASH BASED AWARDS

7.1The Administrator may grant Other Stock or Cash Based Awards to any Service Provider, including Awards to receive Shares in the future or Awards to receive annual or other periodic or long-term cash bonus awards. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions.
7.2Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines.
ARTICLE VIII
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS
8.1Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award, the Award’s exercise price (if applicable), granting additional Awards to Participants, and making cash payments to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary, final, and binding on all persons, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
8.2Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property); reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, or dissolution; sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or sale or exchange of Shares or other securities of the Company; Change in Control; issuance of warrants or other rights to purchase Shares or other securities of the Company; other similar corporate transaction or event; other unusual or nonrecurring transaction or event affecting the Company or its financial statements; or any change in any Applicable Laws or accounting principles, the Administrator, is authorized to take action as it deems appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Administrator to be made available under the Plan or with respect to any Award, (y) facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles. The Administrator may take such action either in the Award Agreement or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Laws or accounting principles may be made within a reasonable period of time after such change). The Administrator’s action(s) may include, but shall not be limited to, any one or more of the following actions:
(a)To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b)To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and types of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)To make adjustments in the number and type of shares (or other securities or property) subject to such Award and/or with respect to which new Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and type of shares which may be issued) and/or in the terms and conditions of (including the exercise or purchase price or applicable performance goals), and the criteria included in, outstanding Awards;
(e)To replace such Award with other rights or property selected by the Administrator; and/or
(f)To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty (60) days before or after such transaction.
8.4General.
(a)Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares; dividend payment; increase or decrease in the number of shares of any class; or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s exercise or purchase price.
(b)The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares.
(c) The Administrator may treat Participants and Awards (or portions thereof) differently from other Participants or other Awards under this Article VIII, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
ARTICLE IX
GENERAL PROVISIONS APPLICABLE TO AWARDS
9.1Transferability. Except as the Administrator may determine or provide in an Award Agreement, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent for Awards other than Incentive Stock Options, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.

9.2Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
9.4Default Vesting. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a four (4) year period, with one-quarter (1/4) of the Award vesting on the first annual anniversary of the date of grant, with the remainder of the Award vesting monthly thereafter.
9.5Leaves of Absence.
(a)Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any Employee’s unpaid leave of absence and will resume on the date the Employee returns to work on a regular schedule as determined by the Administrator; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or the employing Subsidiary, although any leave of absence not provided for in the applicable employee manual of the Company or employing Subsidiary needs to be approved by the Administrator, or (ii) transfers between locations of the Company or between the Company, its parent, or any Subsidiary.
(b)For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or employing Subsidiary is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for federal tax purposes as a Non-qualified Stock Option.
9.6Other Change in Status. Subject to compliance with Applicable Laws, including Section 409A of the Code, in the event a Service Provider’s regular level of time commitment in the performance of services for the Company, its parent, or any Subsidiary is reduced (for example, and without limitation, if the Service Provider is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Service Provider, the Administrator has the right in its sole discretion to (a) make a corresponding reduction in the number of Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (b) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Service Provider will have no right with respect to any portion of the Award that is so reduced or extended.
9.7Effect of Termination of Service; Change in Status. The Administrator will determine, in its sole discretion, the effect of all matters and questions relating to any Termination of Service, including, without limitation, (a) whether a Termination of Service has occurred, (b) whether a Termination of Service resulted from a discharge for Cause, (c) whether a particular leave of absence constitutes a Termination of Service, (d) whether a change in a Participant’s Service Provider status affects an Award, and (e) the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under an Award, if applicable.
9.8Withholding.
(a)Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Laws to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant.
(b)Subject to Section 10.8 and any Company insider trading policy (including blackout periods), a Participant may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value (provided such delivery does not create adverse accounting consequences to the Company, as determined by the Administrator), (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Administrator of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Administrator, any combination of the foregoing payment forms. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Administrator’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Administrator may elect to instruct any broker determined acceptable to the Administrator for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee. Each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Administrator and instruction and authorization to such broker to complete the transactions described in the preceding sentence.
9.9Amendment of Award; Repricing.
(a)The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6.
(b)The Administrator may, subject to approval by the stockholders of the Company if required by Applicable Laws, (i) reduce the exercise price of outstanding Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or (iii) take such other action that is considered a “repricing” for purposes of Applicable Laws.
9.10Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (a) all Award conditions have been met or removed to the Administrator’s satisfaction, (b) as determined by the Administrator, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares.

9.11Acceleration. The Administrator may at any time provide that an Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
ARTICLE X
MISCELLANEOUS
10.1No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.
10.2No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
10.3Effective Date and Term of Plan. The Plan will become effective on the Effective Date and, unless earlier terminated by the Board, will remain in effect until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no Shares approved for issuance under the Plan remain available to be granted under new Awards or (b) the tenth (10th) anniversary of the earlier of the date the Plan is approved by the Board or the date the Plan is approved by the Company’s stockholders. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan.
10.4Amendment of Plan. The Board and the Administrator may each amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination or expiration of the Plan’s term. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
10.5Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employment, employee benefits or other matters.
10.6Section 409A.
(a)General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (i) exempt this Plan or any Award from Section 409A, or (ii) comply with Section 409A. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Termination of Service of a Participant. For purposes of this Plan or any Award Agreement relating to an Award that constitutes “nonqualified deferred compensation” under Section 409A, references to a “termination,” “termination of employment,” Termination of Service or like terms means a “separation from service” (within the meaning of Section 409A).
(c)Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to such Participant’s “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such delay period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made. Furthermore, notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.
10.7Limitations on Liability. Notwithstanding any other provision of the Plan or any Award Agreement, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan or any Award because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan or any Award unless arising from such person’s own fraud or bad faith.
10.8Lock-Up Period. The Company may, at the request of any underwriter representative, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
10.9Data Privacy.
(a)As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares or securities held by the Participant in the Company or its Subsidiaries and Affiliates; and any Award details, to implement, manage and administer the Plan and Awards (the “Data”).
(b)The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the jurisdiction where the Participant is located or elsewhere, and the jurisdiction where the Participant is located may have different data privacy laws and protections than the jurisdiction where the recipient is located. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares.
(c)The Company may cancel a Participant’s ability to participate in the Plan and, in the Administrator’s discretion, forfeit any outstanding Awards if the Participant withdraws the consents in this Section 10.9. For more information on the consequences of withdrawing consent, Participants may contact their local human resources representative.
10.10Severability. If any portion of the Plan, or any action taken under it, is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.11Governing Documents. If any conflict occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
10.12Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
10.13Forfeiture Events; Claw-back Provisions.
(a)The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a Participant’s Termination of Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries and Affiliates.
(b)All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives related to an Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back, recovery, or recoupment policy as in effect from time to time, including any policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act of 2002, and any rules or regulations promulgated thereunder). In addition, the Administrator may include such other claw-back, recovery, or recoupment provisions in an Award Agreement as it determines is necessary or appropriate.
10.14Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

10.15Conformity to Securities Laws. As a condition for receiving any Award, each Participant acknowledges that the Plan and each Award is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
10.16Relationship to Other Benefits. The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. No payment under the Plan will be considered part of a Participant’s salary or compensation or taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, severance, resignation, redundancy or other end of service payments, or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
10.17Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or any Award, including amounts to be paid under Section 9.8(b)(iii): (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any sale; (d) to the extent the Company or its designee receives sale proceeds that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for a sale at any particular price; and (f) in the event the proceeds of a sale are insufficient to satisfy the Participant’s obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
10.18Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Administrator shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
10.19Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Shares or whether any fractional Shares should be rounded, forfeited or otherwise eliminated.
10.20Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3 (or any other rule promulgated under Section 16 of the Exchange Act) and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 10.20, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
ARTICLE XI
DEFINITIONS
As used in the Plan, the following words and phrases will have the following meanings:
11.1“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

11.2“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
11.3“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws and rules of any country or other jurisdiction where Awards are granted.
11.4“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents or Other Stock or Cash Based Awards.
11.5“Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the Plan.
11.6“Board” means the Board of Directors of the Company.
11.7“Cause” means (a) if a Participant is a party to a written offer letter, employment, severance, consulting, or similar agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term “cause” is defined (a “Relevant Agreement”), “cause” as defined in the Relevant Agreement, and (b) if no Relevant Agreement exists, (i) the Participant’s dishonest statements or acts with respect to the Company or any of its Subsidiaries or Affiliates, or any of their current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of, or plea of guilty or nolo contendere to (A) a felony (or crime of similar magnitude under Applicable Laws outside the United States) or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform his or her assigned duties and responsibilities to the reasonable satisfaction of the Company, which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any of its Subsidiaries or Affiliates; (v) the Participant’s violation of any provision of any agreement(s) between the Participant and the Company or any of its Subsidiaries or Affiliates relating to non-competition, non-solicitation, nondisclosure, confidentiality, assignment of inventions or other similar restrictive covenant; (vi) the Participant’s material violation of any written policies or codes of conduct of the Company or any of its Subsidiaries or Affiliates, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; or (vii) the Participant’s conduct that brings or is reasonably likely to bring the Company or any of its Subsidiaries or Affiliates negative publicity or into public disgrace, embarrassment, or disrepute.
11.8“Change in Control” means and includes each of the following:
(a)A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)During any twelve (12) month period, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or

(c)) whose election to the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the twelve (12) month period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (i) a merger, consolidation, reorganization, or business combination; (ii) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (iii) the acquisition of assets or stock of another entity, in each case other than a transaction:
(A)    which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent, directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, where “Successor Entity” means the Company or the person that owns or controls all or substantially all of the Company’s assets as a result of the transaction or otherwise succeeds to the business of the Company, and
(B)    after which no person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that constitutes “nonqualified deferred compensation” under Section 409A, to the extent necessary to avoid taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5), shall be consistent with such regulation.
11.9“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
11.10“Committee” means one or more committees or subcommittees of the Board or otherwise consisting of one or more Directors (or executive officers, to the extent Applicable Laws permit). To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award that is otherwise validly granted under the Plan.
11.11“Common Stock” means the common stock, $0.00001 par value per share, of the Company, or such other securities of the Company as may be designated by the Administrator from time to time in substitution thereof.
11.12“Company” means Atlantic International Corp., a Delaware corporation, or any successor.

11.13“Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (a) renders bona fide services to the Company (or its parent or Subsidiary); (b) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (c) is a natural person.
11.14“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.15“Director” means a Board member.
11.16“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 5.7(c) hereof, the term “Disability” shall have the meaning ascribed to it within the meaning of Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option, the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any of its Subsidiaries or Affiliates in which the Participant participates.
11.17“Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of cash dividends paid on Shares.
11.18“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the approval of the Plan by the Company’s stockholders in accordance with Section 422 of the Code and the regulations promulgated thereunder. If such approval is not obtained, this Plan and any Awards granted under the Plan shall be null and void and of no force and effect.
11.19“Employee” means any employee of the Company or any of its Subsidiaries.
11.20“Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares or the share price of Common Stock and causes a change in the per share value of the Common Stock underlying outstanding Awards.
11.21“Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.22“Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (a) if the Common Stock is readily tradable on an established securities market, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not readily tradable on an established securities market but is quoted on a national market or other quotation system, its Fair Market Value will be the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) if the Common Stock is not readily tradable on an established securities market, its Fair Market Value will be determined in good faith by the Administrator; provided, in any case the Administrator may determine the Fair Market Value in its discretion to the extent such determination does not constitute a “material revision” to the Plan under applicable stock exchange or stock market rules and regulations (or otherwise require stockholder approval).

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In addition, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A to the extent necessary for an Award to comply with, or be exempt from, Section 409A. The Administrator’s determination of Fair Market Value shall be conclusive and binding on all persons.
11.23“Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
11.24“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.25“Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.
11.26“Option” means an option to purchase Shares.
11.27“Other Stock or Cash Based Awards” means Awards of cash, Shares, or other property that are valued wholly or partially by referring to, or are otherwise based on, Shares.
11.28“Overall Share Limit” has the meaning set forth in Section 4.1.
11.29“Participant” means a Service Provider who has been granted an Award.
11.30“Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales; revenue; sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit); profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow, free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; marketing initiatives; and other measures of performance selected by the Board or Administrator whether or not listed herein, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Administrator may provide for exclusion of the impact of an event or occurrence which the Administrator determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event, (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results.
11.31“Plan” means this Atlantic International Corp. 2025 Equity Incentive Plan, as may be amended from time to time.
11.32“Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.33“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one or more Shares or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
11.34“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
11.35“Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.36“Securities Act” means the Securities Act of 1933, as amended.
11.37“Service Provider” means an Employee, Consultant, Independent Contractor or Director.
11.38“Shares” means shares of Common Stock.
11.39“Stock Appreciation Right” means a stock appreciation right granted under Article V.
11.40“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.41“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
11.42“Termination of Service” means the date the Participant ceases to be a Service Provider.
***

EXHIBIT B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ATLANTIC INTERNATIONAL CORP.

Atlantic International Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

FIRST. The name of this Corporation is Atlantic International Corp.

SECOND. The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of Delaware on April 3, 2014. A first Amended and Restated Certificate of Incorporation was filed on April 14, 2014. A second Amended and Restated Certificate of Incorporation was filed on February 18, 2016. A third Amended and Restated Certificate of Incorporation was filed on August 27, 2021. The Certificate of Incorporation of the Corporation as heretofore amended is hereby amended and restated pursuant to Sections 228, 242 and 245 of the General Corporation Law. All amendments to the Certificate of Incorporation reflected herein (this “Restated Certificate”) have been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the provisions of such Sections.

THIRD. The Certificate of Incorporation of the Corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of this Corporation is Atlantic International Corp.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive in the City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

A. Classes of Stock and Authorized Shares. The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock, par value $0.01 per share (the “Common Stock”), and Preferred Stock, par value $0.01 per share (the “Preferred Stock”). The total number of shares which the Corporation is authorized to issue is Three Hundred million (300,000,000) shares, of which Two Hundred Eighty Million (280,000,000) shares shall be Common Stock, and Twenty Million (20,000,000) shares shall be Preferred Stock.

B. Rights, Preferences and Restrictions of Preferred Stock. The Board of Directors of the corporation is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to Section A of this Article IV, the Board is also expressly authorized to increase or decrease the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. Unless otherwise expressly provided in the certificate of designations in respect of any series of Preferred Stock, in case the number of shares of such series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C. Rights of Common Stock. The relative powers, rights, qualifications, limitations and restrictions granted to or imposed on the shares of the Common Stock are as follows:

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2. Voting Rights. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Restated Certificate that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate or the General Corporation Law. There shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

ARTICLE V

In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law, and subject to the terms of any series of Preferred Stock, the Board of Directors is expressly authorized and empowered to adopt, amend or repeal the Bylaws of the Corporation. The stockholders may not adopt, amend, alter or repeal the Bylaws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Restated Certificate, by the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon. Notwithstanding any other provisions of law, this Restated Certificate or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article V.

ARTICLE VI

A. Authority of Board. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred by statute or by this Restated Certificate or the Bylaws of the Corporation, the Board of Directors is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of authorized directors constituting the Board of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors.

C. Board Term of Office. Directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

D. Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation only for cause by the affirmative vote of the holders of at least a majority of the outstanding voting power of the stockholders. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors. A person elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

ARTICLE VII

A. Special Meetings. Special meetings of the stockholders may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors; (ii) the chairman of the Board of Directors; or (iii) the chief executive officer or president of the Corporation.

B. Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected by consent in writing by such stockholders.

C. Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for all “internal corporate claims.” “Internal corporate claims” means claims, including claims in the right of the Corporation, (a) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity, or (b) as to which Title 8 of the General Corporation Law confers jurisdiction upon the Court of Chancery, except for, as to each of (a) and (b) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article VII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article VII (including each portion of any sentence of this Article VII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE VIII

A. The Corporation shall indemnify (and advance expenses to) its directors, officers, employees and agents to the full extent permitted by the General Corporation Law, as amended from time to time.

B. To the fullest extent permitted by law, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision, nor the adoption of any provision of the Restated Certificate inconsistent with this Article VIII, shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

ARTICLE IX

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Restated Certificate or the Bylaws of the corporation and in addition to any affirmative vote of the holders of any particular class of stock of the corporation required by applicable law or by this Restated Certificate, or the Bylaws of the corporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of the shares of the then outstanding voting stock of the corporation, voting together as a single class, shall be required to amend, repeal, or adopt any provisions of this Restated Certificate.

[No Further Text. Signature Page Follows]

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed on behalf of the Corporation by its duly authorized officer effective this 15th day of July, 2025.

EXHIBIT C

AMENDED AND RESTATED BYLAWS
OF
ATLANTIC INTERNATIONAL CORP.

ARTICLE I
Meeting of Stockholders

Section 1.1 Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

Section 1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, or by the Chief Executive Officer or President, or by a resolution adopted by a majority of the whole Board of Directors, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.

Section 1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

Section 1.5 Quorum. Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of at least one third (33 1/3) in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 1.4 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation or any subsidiary of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board of Directors or, in his or her absence, by the Chief Executive Officer or, in his or her absence, by the President or, in his or her absence, by a Vice President or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors or, in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7 Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors at which a quorum is present a plurality of the votes cast shall be sufficient to elect. All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the corporation, or applicable law or pursuant to any regulation applicable to the corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the corporation which are present in person or by proxy and entitled to vote thereon.

Section 1.8 Fixing Date for Determination of Stockholders of Record.

(a) In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.9 List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.

Section 1.10 Action by Written Consent of Stockholders. Unless otherwise provided by the certificate of incorporation, any action required or permitted to be taken by the stockholders of the corporation may be effected by consent in writing by such stockholders.

Section 1.11 Inspectors of Election. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 1.12 Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.13 Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the corporation and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or any committee thereof or (c) by any stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.13.

(2) For any nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 1.13, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that no annual meeting was held in the previous year, the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the corporation, (v) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, and (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The foregoing notice requirements of this Section 1.13 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the corporation to solicit proxies for such annual meeting. The corporation may require any proposed nominee to furnish such other information as the corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation.
(3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 1.13 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (A)(2) of this Section 1.13 and there is no public announcement by the corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1.13. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by paragraph (A)(2) of this Section 1.13 shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) General.

(1) Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.13 shall be eligible to be elected at an annual or special meeting of stockholders of the corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.13. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (A)(2)(c)(vi) of this Section 1.13) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 1.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.13, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 1.13, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(2) For purposes of this Section 1.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3) Notwithstanding the foregoing provisions of this Section 1.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.13; provided however, that any references in these bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.13 (including paragraphs (A)(1)(c) and (B) hereof), and compliance with paragraphs (A)(1)(c) and (B) of this Section 1.13 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of (A)(2), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 1.13 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals or nominations in the corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the certificate of incorporation.

ARTICLE II
Board of Directors

Section 2.1 Number; Qualifications. Subject to the certificate of incorporation, the Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

Section 2.2 Election; Resignation; Vacancies; Removal. The Board of Directors shall initially consist of the persons named as directors in the certificate of incorporation or elected by the incorporator of the corporation, and each director so elected shall hold office until the first annual meeting of stockholders or until his or her successor is duly elected and qualified. Directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Any director may resign at any time upon notice to the corporation. Unless otherwise provided by law or the certificate of incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled only by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified. Any director may be removed from office by the stockholders of the Corporation only for cause by the affirmative vote of the holders of at least a majority of the outstanding voting power of the stockholders.
Section 2.3 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 2.4 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chief Executive Officer, the President, the Secretary, or by any two members of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

Section 2.5 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.6 Quorum; Vote Required for Action. At all meetings of the Board of Directors the directors entitled to cast a majority of the votes of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation, these bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.7 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors or, in his or her absence, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8 Action by Unanimous Consent of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the board or committee in accordance with applicable law.

ARTICLE III
Committees

Section 3.1 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

Section 3.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

ARTICLE IV
Officers

Section 4.1 Officers. The officers of the corporation shall consist of a Chief Executive Officer, a Chief Financial Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, a Controller and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these bylaws or as determined by the Board of Directors. Each officer shall be chosen by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly chosen and qualified, or until such person’s earlier death, disqualification, resignation or removal. The Board of Directors may elect or appoint co-Chairmen of the Board, co-Presidents or co-Chief Executive Officers and, in such case, references in these bylaws to the Chairman of the Board, the President or the Chief Executive Officer shall refer to either such co-Chairman of the Board, co-President or co-Chief Executive Officer, as the case may be.

Section 4.2 Removal, Resignation and Vacancies. Any officer of the corporation may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon written notice to the corporation, without prejudice to the rights, if any, of the corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 4.3 Chairman of the Board of Directors. The Chairman of the Board of Directors shall be subject to the control of the Board of Directors, and shall report directly to the Board of Directors.

Section 4.4 Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Chairman of the Board of Directors. Unless otherwise provided in these bylaws, all other officers of the corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders and of the Board of Directors.

Section 4.5 Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 4.6 President. The President shall be the chief operating officer of the corporation, with general responsibility for the management and control of the operations of the corporation. The President shall have the power to affix the signature of the corporation to all contracts that have been authorized by the Board of Directors or the Chief Executive Officer. The President shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 4.7 Vice Presidents. The Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Chief Executive Officer. A Vice President shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 4.8 Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the corporation, the deposit of all moneys and other valuables to the credit of the corporation in depositories of the corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the corporation is a party, the disbursement of funds of the corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 4.9 Controller. The Controller shall be the chief accounting officer of the corporation. The Controller shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or the Chief Financial Officer or as the Board of Directors may from time to time determine.

Section 4.10 Secretary. The powers and duties of the Secretary are: (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the corporation are duly given and served; (iii) to act as custodian of the seal of the corporation and affix the seal or cause it to be affixed to all certificates of stock of the corporation and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (iv) to have charge of the books, records and papers of the corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 4.11 Additional Matters. The Chief Executive Officer and the Chief Financial Officer of the corporation shall have the authority to designate employees of the corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the corporation unless elected by the Board of Directors.

ARTICLE V
Stock

Section 5.1 Certificates. The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation certifying the number of shares owned by such holder in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Section 5.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI
Indemnification and Advancement of Expenses

Section 6.1 Right to Indemnification. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the corporation.

Section 6.2 Prepayment of Expenses. The corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

Section 6.3 Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 6.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5 Other Sources. The corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 6.6 Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

Section 6.7 Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VII
Miscellaneous

Section 7.1 Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

Section 7.2 Manner of Notice. Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, and except as prohibited by applicable law, any notice to stockholders given by the corporation under any provision of applicable law, the certificate of incorporation, or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within sixty (60) days of having been given written notice by the corporation of its intention to send the single notice permitted under this Section 7.3, shall be deemed to have consented to receiving such single written notice. Notice to directors may be given by telecopier, telephone or other means of electronic transmission.

Section 7.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

Section 7.4 Form of Records. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 7.5 Amendment of Bylaws. These bylaws may be altered, amended or repealed, and new bylaws made, by the Board of Directors or by the affirmative vote of sixty-six and two-thirds percent of the outstanding voting power of the corporation.

ATLANTIC INTERNATIONAL CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JULY 15, 2025 AT 10:00 AM LOCAL TIME

The undersigned hereby appoints Christopher Broderick and Michael Tenore, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Atlantic International Corp., to be held on July 15, 2025 at 10:00 a.m., via a live webcast available at https://meeting.vstocktransfer.com/ATLANTICJULY25, and at any adjournments or postponements thereof, as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

Please mark, sign, date, and return this Proxy Card to: vote@vstocktransfer.com.

ANNUAL MEETING OF THE STOCKHOLDERS OF ATLANTIC INTERNATIONAL CORP.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☐

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐	☐
	Robert B. Machinist		☐	☐	☐
	Jeffrey Jagid		☐	☐	☐	Control ID:
	Jeff Kurtz		☐	☐	☐	REQUEST ID:
	David Solimine		☐	☐	☐
	David Pfeffer		☐	☐	☐

Proposal 2		→	FOR	AGAINST	ABSTAIN
	Say on Pay vote		☐	☐	☐

Proposal 3		→	FOR	AGAINST	ABSTAIN
	Every “three year” on the Frequency on Say on Pay vote		☐	☐	☐

Proposal 4		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of the Company’s independent registered public accounting		☐	☐	☐

Proposal 5		→	FOR	AGAINST	ABSTAIN
	Approval of the Company’2025 Omnibus Equity Incentive Plan		☐	☐	☐

Proposal 6		→	FOR	AGAINST	ABSTAIN
	Approval of increased authorized shares of Common Stock and change in par value		☐	☐	☐

Proposal 7		→	FOR	AGAINST	ABSTAIN
	Approval of majority vote for removal of a director		☐	☐	☐

Proposal 8		→	FOR	AGAINST	ABSTAIN

	To authorize shareholder action by written consent		☐	☐	☐

Proposal 9		→	FOR	AGAINST	ABSTAIN
	To reclassify the Board from a classified Board to an unclassified Board		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2024 Annual Report on Form 10-K the proxy will be voted (1) “for” the election of each of the nominees for director; (2) “for” the Say on Pay vote; (3) “for” every “three year” on the Frequency on Say on Pay vote; (4) “for” the ratification of the appointment of the Company’s independent registered public accounting, (5) “for” the approval of the Company’s 2025 Omnibus Equity Incentive Plan, (6) “for” an increase in the number of authorized shares of Common Stock and change in par value, (7) “for” a majority vote for removal of a director, (8) “for” stockholder action to be taken by written consent, and (9) “for” approval of a change from a classified to an unclassified Board of Directors.

MARK HERE FOR ADDRESS CHANGE   ☐  New
Address (if applicable):
____________________________
____________________________
____________________________
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
Dated: ________________________, 2025

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)
P-4